2nd Quarter 2004 Financial Results April 15, 2004 Safe Harbor Statement: Johnson Controls has made forward-looking statements in this presentation pertaining to its financial results for fiscal 2004 that are based on preliminary data and are subject to risks and uncertainties. Forward-looking statements include information concerning possible or assumed future risks and may include words such as "believes," "expects," "anticipates" or similar expressions. For those statements, the company cautions that numerous important factors, such as automotive vehicle production levels and schedules, the strength of the U.S. or other economies, currency exchange rates, cancellation of commercial contracts, as well as those factors discussed in the company's Form 8-K (dated January 7, 2004) could affect the company's actual results and could cause its actual consolidated results to differ materially from those expressed in any forward-looking statement made by, or on behalf of, the company. Exhibit 99

Overview John Barth - Chairman and CEO Q2 Business Results Denise Zutz - VP Communication Q2 Financial Review/Full-Year Outlook Steve Roell - Sr. VP and CFO Q&A Agenda

Second Quarter Overview Record sales and earnings Sales growth of 20% - excluding foreign exchange, up 13% Substantial new business in both automotive and controls segments allowing us to grow faster than our end markets Diluted earnings per share growth of 17% $.82 versus $.70 Strengthened financial position

Automotive New interiors launches going very well European improvement on plan - both interiors and battery North American operations continue to excel Challenges: Raw materials: steel and lead Customer pricing Overall, sales exceeding expectations; earnings on plan Controls Sales growth on target Operating performance weaker .... as anticipated Plan assumed profitability improvements would lag investment spending in North American technical services and European organizations Second Quarter Overview

2004 will be a record year with strong results Sales growth of 13-15% Double-digit increases in operating and net income As expected, more of the year-over-year improvement in net income will occur at the operating line in the second half - primarily due to European automotive turnaround, reduced launch costs and Controls domestic service growth Continue focus on creating additional value for customers Global capability and scale resulting in growth Would like to recognize dedication of management and employees globally -- we're proud of their performance 2004 Outlook

Second Quarter 2004 Automotive Group Sales North America Interiors sales up 16% Industry production down estimated 1% JCI vehicles: 2004 2003 Change Change ex FX $5,100 $4,131 +23% +15% Europe Interiors sales up 36% (Excluding foreign currency impact +16%) Industry production estimated flat JCI vehicles: (in millions) Battery unit sales up nearly 5% Growth at most major customers Battery unit sales up over 5% Strong aftermarket volumes

Second Quarter 2004 Automotive Group Operating Income 2004* 2003 Change Segment income $203.5 $171.3 +19% North America Interiors margin lower Lower margins on new business Lower volumes on some higher margin, mature platforms Higher engineering, net of recoveries Higher launch/steel costs Battery margin lower due to higher lead cost Europe Interiors margin up vs breakeven last year Higher volumes Operational efficiencies Higher launch costs Higher battery margin due to integration synergies (in millions) * excludes pension gain of $84.4m and restructuring costs of $69.1m

Second Quarter 2004 Controls Group Sales 2004 2003 Change Change ex FX $1,520 $1,372 +11% +4.5% (in millions) North America Sales up 6% Technical services and systems renovation up 5-10% Construction flat Facility management up 5-10% due to strength in the commercial market Europe Sales up 19% Currency accounts for majority of growth Higher local currency revenues in technical services and systems installation

Second Quarter 2004 Controls Group Operating Income 2004* 2003 Change Segment Income $55.4 $66.0 -16% North America Benefit of growth more than offset by investments related to service initiative Competitive new construction environment Europe Weak results due to market conditions and organization investments (in millions) * Excludes restructuring costs of $13.3m

Controls Group Backlog (at March 31) 2004 2003 Change $1.8B $1.7B +8% Orders Double-digit growth in technical service orders North America Construction stronger than expected (office, universities and health care up) Performance contracts down, but pipeline improving Europe: pick-up in orders for both systems renovation and services Order Highlights Performance contracts Galveston & Dumas, Texas School districts in Ohio, New York, New Jersey Construction projects Denver Hotel & Convention Center Clemson University Shinsegae Korea Shopping Center Technical service contracts Multi-city district heating contract Hampshire Co. Council, UK Perkins Engines, UK KVH Telecom, Japan

Second Quarter 2004 Financial Highlights (in millions) Includes: + Japanese pension gain - Restructuring costs

Second Quarter 2004 Special Items - Japanese Pension Background Change in law allows transfer of certain Japanese pension obligations and related assets to the Japanese government Pertains to the Company's Japanese automotive operations (Ikeda Bussan acquisition in 2000) Financial impact Final transfer of pension obligation and related assets occurred in March Transfer results in non-cash, pre-tax settlement gain of $84.4 million (9.3 billion yen). The Company's net pension liability is reduced by a similar amount. The gain reduces SG&A and increases operating income

Restructuring actions - $82m (pre-tax) Financial Impact Payback period through mid-2005 Savings will offset additional cost reduction actions in the second-half of 2004: - Primarily involving plant consolidations - North America and Europe Second Quarter 2004 Special Items - Restructuring Actions Segments Automotive Group $69m Controls Group $13m Actions Workforce reduction Plant consolidations

Second Quarter 2004 Financial Highlights (in millions) Equity income: continued growth in China automotive Miscellaneous - net: foreign exchange losses in prior year Tax rate: foreign tax planning (consistent with guidance) Minority interests: higher earnings from automotive NA JV's

2004 Full Year Guidance Sales +13-15% Unchanged Operating margin Previous Guidance Current Guidance Automotive +13-18% Unchanged Controls +5-10% (high end) 10-12% Operating Income Double-digit increase Unchanged Automotive Level to slightly below prior year Unchanged Controls Slightly below prior year Unchanged

Sales growth lower than in first-half ... but still up double-digit Backlog flow-through lower, though still benefiting from new programs Euro impact at $1.20 = only 6% higher in the second-half Battery continues to grow with customers' market share gains Operating margin improvement Lower launch costs Higher engineering recoveries Continued European interiors improvement ... Operating margin above 3% in second-half European battery synergies resulting from consolidation of German battery companies 2004 Second-Half Expectations Vehicle production year-over-year: Automotive Group

Controls Group Growth Strong technical service growth in North America Solid backlog of systems and services orders (+8%) Double-digit growth in Commercial facilities mgmt business Strengthening European volumes (particularly in France) Pipeline of projects being negotiated / bid is increasing Margins Sales mix expected to favor technical services Backlog execution Benefit of workforce reductions 2004 Second-Half Expectations

2004 Guidance (in millions) Second-Half vs First-Half More of EPS improvement due to operating results Less benefit "below the line" $17m tax settlement in Q1 (*excluded from rate guidance above) Higher deduction for minority interests

2004 Full Year Outlook Key Elements to 2004's Results* European interiors profitability improvement - on plan Integration synergies of European battery operations - on plan Cost reductions to offset pricing pressure - on plan Penetration of control systems installation market - on plan Double-digit growth in technical services - on plan Tax rate reduction - achieved Sales: +13% to 15% Double-digit increases in: Operating income EPS * as highlighted in 2004 initial guidance (October 2003 NY Analysts' Presentation)

Sustainable Financial Performance Goal of double-digit revenue growth Diversified geography, customers, end markets Organic growth accelerated through "ROIC-positive" acquisitions Target after-tax ROIC of 15-16% Strong cash flow Strong financial position Record of increasing dividends